SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

July 20, 2004
 (Date of Report - Date of earliest event reported)

Capitol Revolving Home Equity Loan Trust 1997-1
 (Issuer in respect of the Capitol Home Equity Loan
Asset Backed Certificates, Series 1997-1)
(Exact name of registrant as specified in its charter)

333-33733
 (Commission File No.)

Maryland                                                                                   52-0897004
 (State or other jurisdiction of                                                        (I.R.S. Employer
incorporation or organization)                                                      Identification No.)

7501 Wisconsin Avenue
Bethesda, Maryland 20814
 (Address of principal executive offices) (Zip Code)

(301) 987-2265
 (Registrant's telephone number, including area code)

Item 7.     Financial Statements and Exhibits.

               (c)     Exhibits.

                         Monthly Report to Certificateholders dated July 20, 2004

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Capitol Revolving Home Equity Loan Trust 1997-1 by the undersigned thereunto duly authorized.

CAPITOL REVOLVING HOME EQUITY LOAN TRUST 1997-1

                                     By: Chevy Chase Bank, F.S.B.
                                         Originator of the Trust and Servicer

Dated: July 26, 2004                 By: /S/Stephen R. Halpin, Jr.
                                         ------------------------------------
                                         Stephen R. Halpin, Jr.
                                         Executive Vice President and
                                         Chief Financial Officer